UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NOCERA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT	SUBJECT TO COMPLETION	DATED OCTOBER 9, 2026

NOCERA, INC.

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist.

New Taipei City Taiwan 221

(886) 910-163-358

2026 ANNUAL MEETING OF SHAREHOLDERS

To be Held on December 3, 2026

October 13, 2026

Dear Shareholder:

You are invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Nocera, Inc. (the “Company” or “Nocera”), which will be held on December 3, 2026, at 12:00 p.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our shareholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and shareholders. Shareholders will be able to attend the Annual Meeting by visiting www.mountainsharetransfer.com/ncra.

At the Annual Meeting, shareholders will be asked to: (1) elect five directors; (2) approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 66,666,667 to 2,000,000,000; (3) ratify the appointment of SFAI Malaysia PLT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (4) approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) representing up to 50% of the Company’s outstanding Common Stock in the aggregate, subject to a per-transaction cap of 20%, in connection with future merger or acquisition transactions during the 18-month period following shareholder approval (the “Share Issuance Authorization”); (5) approve the issuance of new Class A, Class B, Class C and Class D warrants (collectively, the “New Warrants”) to replace prior warrants that have expired and lapsed; (6) approve and adopt the 2026 Nocera, Inc. Equity Compensation Plan, authorizing 3,000,000 shares of Common Stock for issuance thereunder to replace the 2018 Stock Option and Award Incentive Plan; (7) approve an amendment to the Company’s Amended and Restated Articles of Incorporation authorizing the Board of Directors to effect one or more reverse stock splits of the Company’s Common Stock during the one-year period following shareholder approval at ratios ranging from one-for-five (1:5) to one-for-one-hundred (1:100), provided that the cumulative ratio does not exceed one-for-one-hundred (1:100); (8) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stock pursuant to the Equity Purchase Facility Agreement, dated as of May 22, 2026, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d); and (9) transact such other business as may properly come before the meeting. The Board believes that Proposals 1 through 8 are in the best interests of the Company and its shareholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2026 Annual Meeting of Shareholders (“Notice of Annual Meeting”) and 2026 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Andy Ching-An Jin
Andy Ching-An Jin
Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our shareholders on or about October 23, 2026, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2025 Annual Report, are available at www.mountainsharetransfer.com/ncra.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2026 Annual Meeting of Shareholders of Nocera, Inc. will be held virtually at www.mountainsharetransfer.com/ncra on December 3, 2026, at 12:00 p.m., Eastern Time for the following purposes:

1.	To elect five directors, Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2027 or their respective successor is duly elected and qualified;

2.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 66,666,667 to 2,000,000,000;

3.	To ratify the appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026;
4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of our Common Stock representing up to 50% of our outstanding Common Stock in the aggregate, subject to a per-transaction cap of 20%, in connection with future merger or acquisition transactions during the 18-month period following shareholder approval (the “Share Issuance Authorization”);

5.	To approve the issuance of new Class A, Class B, Class C and Class D warrants (collectively, the “New Warrants”) to replace prior warrants that expired and lapsed, on terms to be determined as described in this Proxy Statement;

6.	To approve and adopt the 2026 Nocera, Inc. Equity Compensation Plan (the “2026 Plan”), authorizing 3,000,000 shares of our Common Stock for issuance thereunder, to replace the 2018 Stock Option and Award Incentive Plan;

7.	To approve an amendment to our Amended and Restated Articles of Incorporation authorizing the Board of Directors, during the one-year period following shareholder approval, to effect one or more reverse stock splits of our Common Stock at ratios ranging from one-for-five (1:5) to one-for-one-hundred (1:100), provided that the cumulative ratio of all reverse stock splits effected under this authorization does not exceed one-for-one-hundred (1:100);

8.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock pursuant to that certain Equity Purchase Facility Agreement, dated as of May 22, 2026, in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d); and

9.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on October 16, 2026 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By order of the Board of Directors,

/s/ Andy Ching-An Jin
Andy Ching-An Jin
Chief Executive Officer
[*], 2026

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PROXY STATEMENT

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PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Shareholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2027 and until their respective successor is duly elected and qualified;	Page 10	✔ FOR

Item 2: Approval of an amendment to the Articles of Incorporation to increase authorized shares of Common Stock from 66,666,667 to 2,000,000,000.	Page 11	✔ FOR

Item 3: Ratification of appointment of SFAI Malaysia PLT to serve as the independent auditor of the Company for the fiscal year ending December 31, 2026.	Page 25	✔ FOR

Item 4: Approval of a Share Issuance Authorization (up to 50% in the aggregate, subject to per-transaction 20% cap) for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a).	Page 27	✔ FOR

Item 5: Approval of New Class A-D Warrants to replace prior warrants that expired and lapsed.	Page 28	✔ FOR

Item 6: Approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan, authorizing 3,000,000 shares of Common Stock for issuance thereunder, to replace the 2018 Stock Option and Award Incentive Plan.	Page 30	✔ FOR

Item 7: Approval of one or more reverse stock splits of the Company’s Common Stock at ratios ranging from 1:5 to 1:100, with a cumulative ratio not to exceed 1:100.	Page 32	✔ FOR

Item 8: Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock pursuant to the Equity Purchase Facility Agreement, dated as of May 22, 2026, in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price.	Page 33	✔ FOR

Item 9: Other Business	Page 34	—

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2025 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and was filed with the SEC on April 15, 2026, and subsequently amended on April 21, 2026, and August 28, 2026 (the “2025 Annual Report”), to the majority of our shareholders online in lieu of mailing printed copies of these materials to each of our shareholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2025 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our shareholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about October 23, 2026 to shareholders of record at the close of business on October 16, 2026 (the “Record Date”) and this Proxy Statement and our 2025 Annual Report will be available at www.mountainsharetransfer.com/ncra beginning on October 23, 2026. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.mountainsharetransfer.com/ncra.

Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.mountainsharetransfer.com/ncra at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock of the Company, par value $0.001 per share (the “Common Stock”) at the close of business on October 16, 2026, the record date for the Annual Meeting established by our board of directors (the “Board”), are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting.

As of October [*], 2026, there were [*] shares of Common Stock outstanding. Holders of our Common Stock are entitled to one vote per share.

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Q: What is the difference between a shareholder of record and a shareholder who holds Nocera shares in street name?

A: If your shares are registered in your name, you are a shareholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the shareholders of record as of the close of business on October 16, 2026 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

Q: What shares are included on the enclosed proxy card?

A: If you are a shareholder of record only, you will receive one proxy card from Issuer Direct Corporation (“Issuer Direct”) for all shares of Nocera common stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a shareholder of record and hold additional shares in street name, you will receive proxy materials from Issuer Direct and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of holders having thirty-three and one-third percent (33 1/3%) of the total votes entitled to be cast by holders of Nocera common stock at the Annual Meeting constitutes a quorum. Shareholders who participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Nocera Common Stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

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Q: What matters will shareholders vote on at the Annual Meeting?

A: Shareholders will vote on the following proposals:

•	Proposal 1 - To elect Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng to the Board, each as a member of the Board until the Company’s 2027 annual shareholder meeting or until their respective successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board).

•	Proposal 2 - To approve an amendment to the Company’s Articles of Incorporation to increase authorized shares of Common Stock from 66,666,667 to 2,000,000,000.

•	Proposal 3 - To ratify the appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026.

•	Proposal 4 - To approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock representing up to 50% of the Company’s outstanding Common Stock in the aggregate (subject to a per-transaction cap of 20%) in connection with future merger or acquisition transactions during the 18-month period following shareholder approval.

•	Proposal 5 - To approve the issuance of new Class A, Class B, Class C and Class D warrants to replace prior warrants that expired and lapsed.

•	Proposal 6 - To approve and adopt the 2026 Nocera, Inc. Equity Compensation Plan, authorizing 3,000,000 shares of Common Stock for issuance thereunder, to replace the 2018 Stock Option and Award Incentive Plan.

•	Proposal 7 - To approve an amendment to the Company’s Articles of Incorporation authorizing one or more reverse stock splits of the Company’s Common Stock at ratios ranging from 1:5 to 1:100, with a cumulative ratio not to exceed 1:100.

•	Proposal 8 - To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stock pursuant to the Equity Purchase Facility Agreement in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price.

•	Proposal 9 - To transact such other business as may properly come before the meeting.

Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock, with each share of common stock representing the right to one vote, respectively.

The Board recommends that our shareholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting on the increase in authorized shares of Common Stock?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

The Board believes that restoring the authorized share count to 2,000,000,000 is in the best interests of the Company and its shareholders because the 1-for-30 reverse stock split that became effective July 6, 2026 proportionally reduced the authorized shares from approximately 2,000,000,000 to approximately 66,666,667, and the Company needs adequate authorized but unissued shares for future corporate purposes, including potential financings, acquisitions, equity compensation plans and other general corporate needs.

The Board recommends that our shareholders vote FOR the increase in authorized shares of Common Stock.

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Q: What are my voting choices when voting for the ratification of appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditor is not required, but the audit committee of the Board (the “Audit Committee”) and the Board are submitting the selection of SFAI Malaysia PLT for ratification in order to obtain the views of our shareholders. The ratification of the appointment of SFAI Malaysia PLT as the Company’s independent auditor requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Enrome LLP resigned on January 28, 2026, and the Board appointed SFAI Malaysia PLT effective immediately; there were no disagreements or reportable events in connection with the change. If the appointment of SFAI Malaysia PLT is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our shareholders vote FOR the ratification of appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026.

Q: What are my voting choices when voting on the approval of the Share Issuance Authorization for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a)?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome.

The Board believes that the Share Issuance Authorization is in the best interests of the Company and its shareholders because it would provide flexibility to pursue future acquisitions without requiring a separate shareholder vote for each transaction, while including meaningful safeguards: (i) a per-transaction cap of 20% of the Company’s outstanding Common Stock ensures that no single deal, standing alone, would require shareholder approval under Nasdaq Listing Rule 5635(a); (ii) the aggregate cap of 50% limits the total dilution across all transactions during the authorization period; (iii) an 18-month authorization period ensures the authorization is time-limited rather than open-ended; and (iv) enhanced disclosure requirements, including a current report on Form 8-K for each transaction, provide shareholders with timely notice of any issuances under the authorization. Approval would not, by itself, result in an immediate issuance of shares.

The Board recommends that our shareholders vote FOR approval of the Share Issuance Authorization for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a).

Q: What are my voting choices when voting on the approval of the issuance of new Class A-D warrants?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. The prior warrants have expired and lapsed. If approved, Proposal 5 would authorize the issuance of New Warrants with exercise prices, share amounts, expiration dates and holders to be as described under Proposal 5 (fixed exercise prices of $0.50, $1.00, $3.00 and $6.00 per share for the Class A, Class B, Class C and Class D warrants, respectively; up to 1,000,000 shares per class, or an aggregate of up to 4,000,000 shares; a term of five (5) years from issuance; and holders to be determined by the Board at the time of each issuance). Approval would not by itself result in the issuance of the New Warrants, but would permit the Board to authorize their issuance on the finalized terms.

The Board recommends that our shareholders vote FOR approval of the issuance of new Class A-D warrants.

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Q: What are my voting choices when voting on the approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal.

Approval and adoption of the 2026 Plan requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board recommends that our shareholders vote FOR approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan.

Q: What are my voting choices when voting on the approval of the reverse stock split authorization?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board believes that the reverse stock split authorization is in the best interests of the Company and its shareholders because it would provide flexibility to address Nasdaq’s minimum bid-price requirement and other continued listing requirements. The prior reverse stock split authorization approved in January 2026 was fully consumed by the 1-for-30 reverse stock split effective July 6, 2026. The new authorization would permit one or more splits during the authorization period, subject to the cumulative 1:100 limit.

The Board recommends that our shareholders vote FOR approval of the reverse stock split authorization.

Q: What are my voting choices when voting on the approval of the potential issuance of shares of Common Stock pursuant to the Equity Purchase Facility Agreement?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” this proposal, and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of the vote. The Board has determined that this proposal is in the best interests of the Company and its shareholders because it will enable the Company to comply with Nasdaq Listing Rule 5635(d), remove the Exchange Cap (as defined in the Proposal) under the EPFA, and satisfy its obligations under the EPFA.

The Board recommends that our shareholders vote FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock pursuant to the Equity Purchase Facility Agreement.

Q: What is Proposal 9 and could other matters be decided at the Annual Meeting?

A: Proposal 9 is the standard authorization to transact such other business as may properly come before the Annual Meeting. As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for shareholders who have submitted their proxy.

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Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Shareholders may submit proxies to instruct the designated proxies to vote their shares in any of four ways:

1.	By Internet: Please visit www.mountainsharetransfer.com/ncra Internet proxy voting is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 2, 2026.

2.	By Email: Please email a copy of your signed Proxy Card to: vote@mountainsharetransfer.com Email voting is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 2, 2026.

3.	By Facsimile: Please fax a copy of your signed Proxy Card to (404) 816-8830. Voting by facsimile is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 2, 2026.

4.	By Mail: mark, sign and date your proxy card and return it in the postage-paid envelope provided or to Mountain Share Transfer, LLC. c/o 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339. The signed proxy card must be received prior to the Annual Meeting.

You may also participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra.

For shares of Common Stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of Common Stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors, the increase in authorized shares of Common Stock, the approval of the Share Issuance Authorization pursuant to Nasdaq Listing Rule 5635(a), the approval of the issuance of New Warrants, the approval and adoption of the 2026 Equity Compensation Plan, the approval of the reverse stock split authorization and the approval of the potential issuance of shares of common stock pursuant to the Equity Purchase Facility Agreement are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” for these proposals.

Discretionary Items. The ratification of appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026 is a discretionary item. Proposal 9 and any other matters properly presented at the Annual Meeting are also discretionary items. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these matters in their discretion and these votes will be counted for purposes of determining a quorum.

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Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by shareholders at the Annual Meeting. Shareholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

•	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

•	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

•	participating in the Annual Meeting and voting online at that time at www.mountainsharetransfer.com/ncra (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the increase in authorized shares of Common Stock, FOR the ratification of appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026, FOR the approval of the Share Issuance Authorization for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a), FOR the approval of the issuance of new Class A-D Warrants, FOR the approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan, FOR the reverse stock split authorization, and FOR the approval of the potential issuance of shares pursuant to the Equity Purchase Facility Agreement. The proxy holders will have discretion with respect to Proposal 9 and any other matters properly presented at the Annual Meeting.

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Q: How are proxies solicited and who bears the related costs?

A: Nocera bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Nocera, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Nocera Investor Relations at Jim Hock of Hanover International, Inc. at (818) 516-3432.

Q: Where can I find more information about Nocera?

A: Nocera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 was filed with the SEC on April 15, 2026, and subsequently amended on April 21, 2026, and August 28, 2026. That report, together with other corporate filings, is available for review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to shareholders upon written request. All written requests should be directed to: Nocera Secretary, 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221. We also make available free of charge on or through our website, www.nocera.company, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve a one-year term or until the next annual shareholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng as nominees for election as directors at the 2026 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2027 or until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 11 of this Proxy Statement.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he only needs one vote to be elected.

Our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) do not permit shareholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

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PROPOSAL No. 2: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board is asking shareholders to approve an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the total number of authorized shares of Common Stock from 66,666,667 to 2,000,000,000.

Background

Prior to the 1-for-30 reverse stock split that became effective on July 6, 2026, the Company was authorized to issue up to 2,000,000,000 shares of Common Stock. Under the Articles of Incorporation, the reverse stock split proportionally reduced the number of authorized shares from 2,000,000,000 to approximately 66,666,667. The Board believes it is in the best interests of the Company to restore the authorized share count to the pre-reverse-split level of 2,000,000,000 shares to ensure the Company has sufficient authorized but unissued shares available for future corporate purposes.

Purpose of the Amendment

The increase in authorized shares would provide the Company with flexibility to issue shares for a variety of corporate purposes without the delay and expense of obtaining a separate shareholder vote each time, including but not limited to: future equity or convertible debt financings; acquisitions or strategic transactions; equity compensation awards under the Company’s equity incentive plans; stock dividends or stock splits; and other general corporate purposes. The Company has no current plans, agreements or commitments to issue the additional authorized shares other than as contemplated by the other proposals in this proxy statement.

Effect of the Amendment

If approved, the amendment would increase the authorized shares of Common Stock from 66,666,667 to 2,000,000,000 while leaving the number of shares issued and outstanding unchanged. The additional authorized shares would be available for issuance by the Board without further shareholder approval, except as required by applicable law or Nasdaq listing rules. The issuance of additional shares could dilute the percentage ownership, voting power and economic interests of existing shareholders. The full text of the proposed Certificate of Amendment to the Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the Certificate of Amendment in its entirety.

If the proposal is not approved, the Company’s authorized shares of Common Stock will remain at 66,666,667, which could limit the Company’s ability to pursue financing, acquisition or other strategic opportunities.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK UNDER PROPOSAL No. 2.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers as of October [*], 2026.

Name	Age	Position	Director Since
Andy Ching-An Jin	44	Chief Executive Officer, Director (Principal Executive Officer)	January 12, 2026
Shun-Chih (“Jimmy”) Chuang	36	Chief Financial Officer (Principal Financial and Accounting Officer)	–
Feng-Hua (“Howard”) Chen	61	Chief Operating Officer	–
Sean Filson	42	Director	October 16, 2024
Hui-Ying Zhuang	52	Director	December 19, 2019
Yiwen Zhang	57	Director	October 27, 2023
Song-Yuan Teng	37	Asia Director, Director	October 27, 2023

Andy Ching-An Jin, was appointed as Chief Executive Officer on July 31, 2023. He is an executive with diversified experience in global business operations, investments, marketing and branding. Most recently, he was an Investment Director at Fotex Holding from November 2018 until June 2023, where he executed and drove U.S. investments, strategic projects, portfolio management and business operations. Prior to that role, Mr. Jin served as Partner at Bloemengroothandel B.J. Duyvenvoorde & Zn B.V. from September 2017 until October 2018, where he managed all day-to-day operations, sales, developments and investments for an import floriculture company, sold subscription services to online boutiques and managed all major wholesale floriculture market operations in China. In addition, Mr. Jin served as Executive Vice President and Managing Director of Dagong Global Credit Rating Group from December 2015 until August 2017, where he oversaw the group’s international business development and investments into overseas markets and was also responsible for overseas offices located in Hong Kong, Italy and Germany. He attended the State University of New York at Stony Brook attaining a Bachelor of Arts in political science and Tsinghua University earning a Master of Business Administration. Mr. Jin is qualified to serve as a director of the Company on the basis of his senior management role and his strong business experience.

Shun-Chih (“Jimmy”) Chuang was appointed as Chief Financial Officer of the Company on October 28, 2019. Prior to that role, from October 1, 2016 to June 30, 2019, Mr. Chuang was a project manager at Deloitte & Touche Financial Advisory Corporation in Taiwan where he was part of the Transaction Support practice. In that role, he worked in Mergers and Acquisitions and Valuation services. Prior to that role, from September 2014 to September 2016, Mr. Chuang was a semi-senior at Deloitte & Touche in Taiwan where he was part of the Audit Function practice. In that role, he performed audit services to various Taiwanese conglomerate companies. Mr. Chuang has a marketing degree from UC-Berkeley Extension, and a BS in Accounting from Soochow University, Taiwan. He currently holds Certified Public Accounting licenses from the United States and Taiwan.

Feng-Hua (“Howard”) Chen was appointed as Chief Operating Officer of the Company on January 5, 2024. Mr. Chen is experienced in diverse areas such as Consumer Banking, Asia Business Development and New Strategies, demonstrating strong skills in team building, project management, compliance and cross-sales, with a focus on continuous improvement and business expansion. Mr. Chen was an Executive Director at Rongzhou Construction Co., Ltd. From September 2021 until January 2024, where he, among other things, was involved in the planning and financing of construction projects, the planning and acquisition of land and the execution of sales. Prior to that position, he was a Vice President at Entie Commercial Bank Co. from 2008-2021, Asia Pacific Regional Business Development Director at CIT Group Taiwan from 2005-2008, Sales Director at Taipei Financial & Leasing Co. from 2004-2005, and a Sales Manager at Far Eastern Group from 2000-2004. He attended the University of Leicester earning an MBA degree in 1989.

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Sean Filson was appointed as a Director of the Company on October 16, 2024. Mr. Filson is currently Co-Founder, Board Member, and Chief Financial Officer of MedicalMatch Corporation (2023-present), a technology-driven healthcare staffing platform, where he oversees financial strategy and capital planning. Previously, he founded SNP Medical Holdings, LLC in 2021, guiding it to a $1.25 billion valuation through innovative non-surgical joint pain treatments. He also served as Vice Chairman of the American Chamber of Commerce, Tianjin, China (2014-2020), where he promoted U.S.-China business relations, achieving record chapter funding. Earlier, as APAC Business Development Manager for Taylor Corporation (2013-2019), Mr. Filson drove significant revenue growth, managing key accounts like Thermo Fisher and GE. He holds an MBA in International Finance & International Business from Oklahoma City University and Tianjin University of Finance and Economics, a B.A. in Entrepreneurship from the University of St. Thomas, and a degree in Chinese Language and Cultural Studies from Nankai University, China. Fluent in Mandarin, Mr. Filson’s expertise in financial management and cross-cultural business development makes him well-qualified to serve as a director of the Company.

Hui-Ying Zhuang was appointed as a Director of the Company on December 19, 2019. Mr. Zhuang works as Vice President of Sales at Clyde Bergemann Power Group (2018-current) with experience in technology and sales management, especially in solution-based consultative selling. Other positions he has held at Clyde Bergemann Power Group include Vice President, Product and Sales Support, Air Pollution Control Products (2013-2018), Director of Technology and Product Management, Air Pollution Control Product Division (2012-2013), Regional Sales Manager from 2006-2012 and a Boiler Process Engineer from 2004-2006. He is experienced in product management, sales, plant operations and contract negotiation. Mr. Zhuang has leadership experience in building and developing management teams and extensive international business working experience. He attended the University of South Carolina earning an MBA in 2005. Mr. Zhuang is qualified to serve as a director of the Company due to his technical experience in power generation and ability in Sales and Marketing functions.

Yiwen Zhang was appointed as Director of the Company on October 27, 2023. Mr. Zhang currently works as Manager of Finance, Marketing and Student Support at New Westminster School District 40 since 2012, where he is responsible for financial reporting, budget planning, internal controls, audits, financial system management and compliance. Prior to that role, from 2009 until 2011, Mr. Zhang served as Business Development Manager at ZiYangTang Trading where he developed two business lines and increased sales by 2 million. Prior to that, Mr. Zhang was Account Manager at HILTI (Canada) Ltd where he set up the Richmond branch and doubled sales and developed revenue budgeting models for key business expansion. Mr. Zhang is qualified to serve as a director of the Company due to his extensive experience as a manager in a variety of organizations.

Song-Yuan Teng was appointed as Director of the Company on October 27, 2023 and Asia Director of the Company on September 2, 2025. Prior to that, Mr. Teng served as Chief Executive Officer of G.MCOIN Enterprises from 2021 until 2023, where he oversaw the strategic planning and annual growth objectives. Prior to that role, from 2017 until 2020, Mr. Teng served as the General Manager of Mingyang Venture Capital, where he was responsible for overseeing the overall management and strategic direction of the organization while driving growth and maximizing shareholder value. Prior to that, he was a Manager at Jinrongjia Consulting from 2015 until 2017, where he worked on financial and automated trading systems while supporting sales and solution managers. Prior to that, Mr. Teng was the General Manager at CFL Venture Capital from 2012 until 2014, where he developed and executed the firm’s strategic investments. Mr. Teng is qualified to serve as a director of the Company due to his executive experience in multiple consulting and banking firms.

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CORPORATE GOVERNANCE

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until their resignation or removal in accordance with our amended and restated bylaws (“Bylaws”), or their successor is elected. Our officers are appointed by our Board and hold office until removed by the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics (“Code of Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. We intend to post on our website a current copy of the Code of Conduct and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code of Conduct.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

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Director Independence and Board Committees

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board currently has five members: Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng. Our Board has determined that Sean Filson, Hui-Ying Zhuang and Yiwen Zhang are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

Audit Committee. We currently have a standing Audit Committee. Yiwen Zhang, Sean Filson and Hui-Ying Zhuang serve as members of our Audit Committee. Yiwen Zhang serves as the Audit Committee Chairman and financial expert. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent and financially literate, and one member of the Audit Committee must qualify as an “audit committee financial expert” as defined in applicable SEC rules. Yiwen Zhang qualifies as an “audit committee financial expert” under the SEC rules.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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Compensation Committee. We have a standing compensation committee (the “Compensation Committee”). Sean Filson and Hui-Ying Zhuang serve as members of our Compensation Committee. Sean Filson serves as the Compensation Committee Chairman. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent.

We have adopted a Compensation Committee charter, which details the purpose and responsibility of the Compensation Committee, including:

•	reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;

•	administers our equity compensation plans;

•	reviews and approves, or makes recommendations to our Board, regarding incentive compensation and equity compensation plans; and

•	establishes and reviews general policies relating to compensation and benefits of our employees.

The Compensation Committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee. We have a standing nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Yiwen Zhang and Hui-Ying Zhuang serve as members of the Nominating and Corporate Governance. Yiwen Zhang serves as the Nominating and Corporate Governance Committee Chairman.

We have adopted a Nominating and Governance Committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

•	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

•	evaluating nominations by shareholders of candidates for election to our Board; and

•	corporate governance matters.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2025, the Board met five (5) times and acted by written consent on numerous occasions.

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Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended December 31, 2025 and 2024 in all capacities for the account of our principal executive officer.

Summary Compensation Table

The following table summarizes all cash compensation paid by us, as well as certain other compensation paid or accrued, for the years ended December 31, 2025 and 2024 for all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Equity Awards ($)(1)	Total ($)
Andy Ching-An Jin(2)	2025	87,000	450,000	537,000
Chief Executive Officer	2024	32,820	158,436	194,436

Shun-Chih Chuang	2025	72,000	169,800	241,800
Chief Financial Officer	2024	72,000	–	72,000

Feng-Hua Chen	2025	20,000	–	20,000
Chief Operating Officer	2024	20,000	–	20,000

Song-Yuan Teng	2025	87,000	450,000	537,000
Asia Director	2024	21,000	–	21,000

(1)	The amounts shown represent the aggregate grant date fair value of these warrant awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718.
(2)	On July 31, 2023, the Board appointed Andy Ching-An Jin as Chief Executive Officer of the Company effective July 31, 2023.

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Employment Agreements

Chuang Employment Agreement. We entered into an Employment Agreement dated as of August 16, 2019, as amended by that certain Addendum dated as of December 31, 2021, as renewed dated as of August 17, 2026, with Shun-Chih Chuang, our Chief Financial Officer (the “Chuang Employment Agreement”). The term of the Chuang Employment Agreement is for 2 years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Chuang shall not solicit any person employed or engaged by the Company. Mr. Chuang’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Chuang which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Chuang to comply with our policies contained in any Company handbook or with the provisions of the Chuang Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Chuang’s prolonged absence without our consent; (v) Mr. Chuang’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Chuang; or (vii) delivery of written notice of termination by us after Mr. Chuang has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Chuang’s failure to discharge his duties under the Chuang Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We pay Mr. Chuang $84,000 and 100,000 shares of common stock for annual salary.

Jin Employment Agreement. We entered into an Employment Agreement dated September 2, 2025 (the “Jin Employment Agreement”) with Mr. Andy Jin, pursuant to which he serves as the Company’s Chief Executive Officer. The agreement provides for an initial two-year term, an annual base salary of $240,000, and a grant of 600,000 fully vested shares of the Company’s common stock, par value $0.001 per share, issued under the Company’s 2018 Equity Incentive Plan and subject to applicable securities laws. Mr. Jin’s base salary will increase to $600,000 per year upon the occurrence of certain milestones, including (i) the completion of an acquisition, (ii) the Company raising $15 million or more in aggregate capital, (iii) the Company receiving at least $5 million in proceeds from the exercise of its Class B warrants, or (iv) the Company’s common stock closing at or above $2.00 per share on Nasdaq for five consecutive trading days. He is also eligible for discretionary bonuses and to participate in Company benefit programs. The Jin Employment Agreement includes customary confidentiality, intellectual property assignment, non-solicitation, non-disparagement, and termination-for-cause provisions.

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Chen Employment Agreement. We entered into an Employment Agreement dated as of January 5, 2024 (the “Chen Employment Agreement”) with Mr. Feng-Hua Chen, pursuant to which he serves as the Company’s Chief Operating Officer. The term of the Chen Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Chen shall not solicit any person employed or engaged by the Company. Mr. Chen’s employment may be terminated by the Company immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Chen which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on the Company and which has not been corrected in 30 days after written notice from the Company; (iii) failure or refusal by Mr. Chen to comply with the policies of the Company contained in any Company handbook or with the provisions of the Chen Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Chen’s prolonged absence without the consent of the Company; (v) Mr. Chen’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Chen; or (vii) delivery of written notice of termination by the Company after Mr. Chen has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Chen’s failure to discharge his duties under the Chen Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. The Company pays Mr. Chen $20,000 per year and issued Mr. Chen a total of 100,000 Class B Warrants, each having the right to purchase one share of common stock, par value $0.001 per share, of the Company at $1.50 per share, of which shall vest biannually in equal installments for a period of two years.

Teng Employment Agreement. We entered into an Employment Agreement dated September 2, 2025 (the “Teng Employment Agreement”) with Mr. Song-Yuan Teng, pursuant to which he serves as the Company’s Asia Director. The agreement provides for an initial two-year term, an annual base salary of $240,000, and a grant of 600,000 fully vested shares of the Company’s common stock, par value $0.001 per share, issued under the Company’s 2018 Equity Incentive Plan. Mr. Teng’s base salary will increase to $600,000 per year upon the occurrence of certain milestones, including (i) the completion of an acquisition, (ii) the Company raising $15 million or more in aggregate capital, (iii) receipt of at least $5 million in proceeds from the exercise of its Class B warrants, or (iv) the Company’s common stock closing at or above $2.00 per share on Nasdaq for five consecutive trading days. He is also eligible for discretionary bonuses and to participate in Company benefit programs. The Teng Employment Agreement includes customary confidentiality, intellectual property, non-solicitation, non-disparagement, and termination-for-cause provisions.

Clawback Policy

On November 29, 2023, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and the Nasdaq listing standards thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Director Compensation

Our directors are reimbursed for expenses incurred by them in connection with attending Board meetings. However, our directors, do not receive any other compensation for serving on the Board.

Outstanding Equity Awards

As of December 31, 2025, Mr. Andy Jin, our Chief Executive Officer, held equity awards with an aggregate grant date fair value of $254,800, granted under Andy Jin Employment Plan. The awards are subject to time-based vesting in accordance with the terms of the applicable award agreements.

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Severance and Change in Control Benefits

None of the employment agreements with our named executive officers provide severance benefits; however, the Cheng Consulting Agreement does provide certain change in control-related benefits to our principal executive officer, including vesting acceleration upon the occurrence of certain defined events.

Other Benefits

We provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. When offered, our executive officers will be eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, our Equity Incentive Plan and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. At this time, we do not provide special benefits or other perquisites to our executive officers.

The 2018 Equity Incentive Plan

In 2018, the Board and stockholders adopted Nocera, Inc.’s 2018 Stock Option and Award Incentive Plan, effective December 31, 2018. The 2018 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) non-statutory stock options, and (iii) stock purchase rights. The 2018 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the common stock. The 2018 Plan is administered by the Compensation Committee. The Board reserved 89,653 (post-split) shares of common stock under the 2018 Plan. All shares reserved under the 2018 Plan have been issued, and as of August 19, 2026 there are no shares of Common Stock remaining available for future issuance under the 2018 Plan. If shareholders approve Proposal 6, the 2026 Nocera, Inc. Equity Compensation Plan will replace and supersede the 2018 Plan. Upon such approval, the 2018 Plan will be discontinued and no further awards will be granted thereunder; however, outstanding awards previously granted under the 2018 Plan will continue to be governed by their existing terms.

Indemnification

We shall indemnify any and all of our directors, officers, former directors, former officers and any person who may have served at its request as a director or officer of another company in which it owns shares or of which it is a creditor, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October [*], 2026 with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our voting stock, (2) each of our directors, (3) each executive officer and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of October [*], 2026. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on [*] shares of Common Stock issued and outstanding on October [*], 2026, plus, for each individual, any securities that individual has the right to acquire within 60 days of October [*], 2026.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner (1)	Title	Beneficially owned		Percentage of Outstanding Shares of Common Stock (2)
Officers and Directors
Andy Ching-An Jin	Chief Executive Officer	50,000		2.09%
Shun-Chih (“Jimmy”) Chuang	Chief Financial Officer	123,333		5.15%
Feng-Hua (“Howard”) Chen	Chief Operating Officer	–		–
Sean Filson	Director	–		–
Song-Yuan Teng	Asia Director, Director	60,000		2.50%
Officers and Directors as a Group (total of 5 persons)		233,333		9.74%

5% Stockholders
Chien-Hua Tseng		150,000	(3)	6.26%
Yin-Chieh Cheng estate		152,869	(4)	6.38%

(1)	Unless otherwise indicated, the principal address of the named officers and directors c/o Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan.
(2)	Based on [*] shares of common stock issued and outstanding as of [*], 2026. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.
(3)	The address for Mr. Tseng is 2F, No. 282, Dexing E Rd, Neighborhood 21, Zhishan Li, Shilin Dist. Taipei City Taiwan .
(4)	Mr. Cheng is our former Chief Executive Officer, former President, former Chairman of the Board, and former director. All of Yin-Chieh Cheng’s shares are in probate on February 27, 2024. The estate address is 6910 S. Cimarron Rd. Ste 240 Las Vegas, NV 89113 United States.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2025, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis. All of Yin-Chieh Cheng’s shares are in probate as of October [*], 2026.

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PROPOSAL No. 3: RATIFICATION OF APPOINTMENT OF SFAI MALAYSIA PLT AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

The Audit Committee is responsible for selecting Nocera’s independent auditors.

On January 28, 2026, Enrome LLP (“Enrome”) resigned as the Company’s independent registered public accounting firm. On the same date, the Board approved the appointment of SFAI Malaysia PLT (“SFAI”), a Public Company Accounting Oversight Board-registered public accounting firm, as the Company’s independent registered public accounting firm, effective immediately.

Enrome’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period through January 28, 2026, there were no disagreements with Enrome on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and no reportable events. During the same periods, neither the Company nor anyone acting on its behalf consulted with SFAI regarding the matters described in Item 304(a)(2) of Regulation S-K.

Although shareholder approval for this appointment is not required, the Audit Committee and the Board of Directors are submitting the selection of SFAI for ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our shareholders.

Nocera expects representatives of SFAI to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

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Principal Accountant Fees and Services

During the years ended December 31, 2025 and 2024, Enrome and SFAI billed aggregate fees of $165,350 and $113,600, respectively, for professional services rendered to the Company.

For the years ended December 31, 2025 and 2024, we engaged Enrome and SFAI as our independent registered public accounting firms. The fees for the years ended December 31, 2025 and 2024, as discussed below:

	Fiscal Year Ended December 31,
	2025	2024
Audit Fees(1)	$165,350	$113,600
Tax Fees	–	–
All Other Fees	–	–
Total	$165,350	$113,600

(1)	For the fiscal years ended December 31, 2025 and 2024, audit fees paid to SFAI Malaysia PLT were $12,000 and $36,600, respectively.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

Ratification of the appointment of SFAI as the independent auditor of the Company for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to applicable law and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SFAI MALAYSIA PLT AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 UNDER PROPOSAL No. 3.

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PROPOSAL No. 4: APPROVAL OF SHARE ISSUANCE AUTHORIZATION FOR MERGER/ACQUISITION TRANSACTIONS PURSUANT TO NASDAQ LISTING RULE 5635(a)

The Board is asking shareholders to approve a general authorization for the Company to issue shares of Common Stock, or securities convertible into or exercisable for Common Stock, representing up to 50% of the Company’s outstanding Common Stock immediately before the first transaction, or the Share Issuance Authorization, in the aggregate across all qualifying merger, acquisition or similar business combination transactions during the 18-month period following shareholder approval. The authorization is subject to the following conditions: (i) no single transaction may involve the issuance of shares representing more than 20% of the Company’s outstanding Common Stock immediately before that transaction (the “Per-Transaction Cap”); (ii) the Board must determine that the consideration to be received by the Company in each transaction represents fair value; (iii) the Company will file a current report on Form 8-K promptly after the closing of each transaction utilizing the authorization, disclosing the material terms of the transaction, the number and class of securities issued, the identity of the counterparty, and the Board’s fair-value determination; and (iv) the authorization expires 18 months after the date of shareholder approval, after which any further issuances requiring Nasdaq Rule 5635(a) approval must be separately submitted to shareholders.

Nasdaq Listing Rule 5635(a) generally requires shareholder approval before a Nasdaq-listed company issues securities in connection with an acquisition of the stock or assets of another company when the number of securities to be issued could equal or exceed 20% of the company’s pre-transaction outstanding Common Stock. By requesting aggregate authorization of up to 50%, the Company is seeking the ability to complete multiple qualifying transactions within the authorization period without returning to shareholders for each individual transaction, provided that no single transaction exceeds the Per-Transaction Cap. The Per-Transaction Cap is designed to ensure that each individual transaction, standing alone, would fall within the 20% threshold contemplated by Rule 5635(a), while the aggregate cap and time limitation provide additional boundaries on the overall authorization.

As of October [*], 2026, the Company had [*] shares of Common Stock outstanding. Following the 1-for-30 reverse stock split that became effective on July 6, 2026, approximately 1,549,956 shares of Common Stock were outstanding immediately after the split; the exact number outstanding as of the Record Date and the corresponding number of shares permitted under the Share Issuance Authorization (both in the aggregate and per transaction) will be disclosed in the definitive proxy statement.

The Board believes that the Share Issuance Authorization would allow the Company to respond promptly to acquisition opportunities, preserve cash and use equity consideration when appropriate, while providing shareholders with meaningful protections through the Per-Transaction Cap, aggregate cap, time limitation and enhanced disclosure requirements. The terms of any future transaction, including the identity of a target, the number and class of securities to be issued, the valuation, the consideration and other material terms, are not yet determined and will depend on the transaction identified by the Board. The Board will not authorize any issuance under this authorization unless it determines that the transaction and the issuance are in the best interests of the Company and its shareholders.

If the proposal is approved, the issuance of securities in acquisition transactions could dilute the percentage ownership, voting power and economic interests of existing shareholders by up to 50% in the aggregate over the authorization period. However, the Per-Transaction Cap limits the dilution from any single transaction to no more than 20%. The market price of the Common Stock could also be affected by any issuance. Approval would not require the Company to issue any shares and would not itself approve any particular acquisition or other transaction.

If shareholders approve this proposal, the Board will be authorized, during the 18-month period following shareholder approval, to approve and complete qualifying merger, acquisition or similar transactions involving issuances within the Share Issuance Authorization without a separate shareholder vote for each transaction, to the extent permitted by Nasdaq rules and applicable law, provided that (i) no single transaction exceeds the Per-Transaction Cap, (ii) aggregate issuances do not exceed the 50% aggregate cap, (iii) the Board determines fair value for each transaction, and (iv) the Company files a current report on Form 8-K for each transaction. If the proposal is not approved, the Company will continue to seek shareholder approval for any individual transaction that would result in an issuance of shares equal to or exceeding 20% of its then-outstanding Common Stock under Nasdaq Listing Rule 5635(a).

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE SHARE ISSUANCE AUTHORIZATION FOR MERGER/ACQUISITION TRANSACTIONS PURSUANT TO NASDAQ LISTING RULE 5635(a) UNDER PROPOSAL No. 4.

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PROPOSAL No. 5: APPROVAL OF NEW CLASS A-D WARRANTS

The Board is asking shareholders to approve the issuance of new Class A, Class B, Class C and Class D warrants (collectively, the “New Warrants”) to replace the Company’s prior warrants, which expired and lapsed. The specific terms of the New Warrants, including the exercise price, number of shares of Common Stock issuable upon exercise, expiration date and holders, are described below.

Purpose of New Class A-D Warrants

The prior Class A through D warrants expired and lapsed and are no longer available for exercise. The Board believes that authorizing New Warrants would allow the Company to replace those instruments on updated terms and maintain flexibility for financing, strategic and compensation arrangements, subject to definitive documentation and applicable law.

Terms and Potential Effects of New Warrants

The New Warrants would consist of Class A, Class B, Class C and Class D warrants issued to holders to be identified at the time of each issuance, as determined by the Board. The number of New Warrants and the number of shares issuable upon exercise would be up to 1,000,000 shares of Common Stock per class, or an aggregate of up to 4,000,000 shares of Common Stock, with each New Warrant exercisable for one share of Common Stock; the exercise price for each class would be fixed at $0.50 per share for the Class A warrants, $1.00 per share for the Class B warrants, $3.00 per share for the Class C warrants and $6.00 per share for the Class D warrants; the expiration date for each class would be five (5) years from the date of issuance; and the remaining terms, including vesting, transferability, adjustment provisions and any beneficial ownership limitations, would be set forth in definitive warrant agreements and are expected to be substantially consistent with warrants previously issued by the Company, provided that the exercise price and the number of shares issuable upon exercise would be subject to adjustment solely for stock splits, reverse stock splits, stock dividends, recapitalizations and similar events affecting holders of Common Stock generally, and the New Warrants would not be subject to any ratchet, reset or other variable pricing or price-protection provision.

Consistent with the Company’s prior Class A, Class B, Class C and Class D warrants, each New Warrant would be exercisable, in whole or in part, at any time on or after its date of issuance and on or before 5:00 p.m. (Eastern time) on the fifth (5th) anniversary of its date of issuance (the “Termination Date”). A holder would exercise a New Warrant by delivering a notice of exercise to the Company and paying the aggregate exercise price by wire transfer or cashier’s check within two (2) trading days thereafter. If there is no effective registration statement covering the issuance of the shares issuable upon exercise, or the prospectus contained therein is not available, a holder could instead elect a “cashless exercise,” in which the holder would receive a net number of shares of Common Stock determined by reference to the market price of the Common Stock and the exercise price, and any New Warrant remaining outstanding on its Termination Date would be automatically exercised on a cashless basis. A holder would not be permitted to exercise a New Warrant to the extent that, after giving effect to such exercise, the holder (together with its affiliates and any persons acting as a group with the holder) would beneficially own more than 4.99% (or, at the holder’s election prior to issuance, 9.99%) of the outstanding Common Stock, and any increase in this limitation would not be effective until the 61st day after notice to the Company. The New Warrants would be issued in book-entry form, with Mountain Share Transfer, LLC acting as warrant agent.

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In the event of a merger, consolidation, sale of all or substantially all of the Company’s assets or similar fundamental transaction, a holder would be entitled to receive, upon exercise, the securities, cash or other property that it would have received had it exercised the New Warrant immediately prior to such transaction. The Company would have the right to redeem outstanding New Warrants at $0.01 per underlying share upon twenty (20) business days’ written notice if the closing price of the Common Stock exceeds $1.00 (in the case of the Class A warrants), $2.00 (in the case of the Class B warrants), $6.00 (in the case of the Class C warrants) or $12.00 (in the case of the Class D warrants), each representing two times the applicable exercise price (and which would be adjusted so as to remain two times the applicable exercise price upon any adjustment of the exercise price), for twenty (20) consecutive trading days and a registration statement covering the shares issuable upon exercise is then effective. A New Warrant would cease to be outstanding upon the earlier of its exercise in full (including any automatic cashless exercise on its Termination Date) and its redemption by the Company.

The issuance and subsequent exercise of the New Warrants could dilute the ownership percentage, voting power and economic interests of existing shareholders. The New Warrants may also affect the market price of the Common Stock. No New Warrants will be issued solely as a result of shareholder approval unless and until the Board authorizes the applicable issuance and the definitive terms are established.

If shareholders approve this proposal, the Board will be authorized to issue the New Warrants on the terms described above, as supplemented by definitive agreements and any additional disclosures required by applicable law or Nasdaq rules. If shareholders do not approve this proposal, the Company will not be authorized to issue the New Warrants as contemplated by this proposal.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF NEW CLASS A-D WARRANTS UNDER PROPOSAL No. 5.

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PROPOSAL No. 6: APPROVAL AND ADOPTION OF THE 2026 NOCERA, INC. EQUITY COMPENSATION PLAN

The Board is asking shareholders to approve and adopt the 2026 Nocera, Inc. Equity Compensation Plan (the “2026 Plan”), which will replace and supersede the 2018 Stock Option and Award Incentive Plan (the “2018 Plan”). Upon shareholder approval, the 2018 Plan will be discontinued and no further awards will be granted thereunder; however, outstanding awards previously granted under the 2018 Plan will continue to be governed by their existing terms. The 2026 Plan authorizes the issuance of up to 3,000,000 shares of Common Stock pursuant to awards granted thereunder, and the Company expects to file a registration statement on Form S-8 covering such shares following shareholder approval.

Types of Awards. The Plan provides for the grant of stock options (including incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”)), restricted stock awards, restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and other stock-based awards.

Eligibility. Employees, directors and consultants of the Company, its parents and its subsidiaries are eligible to receive awards under the Plan. Only employees are eligible to receive ISOs.

Administration. The Plan will be administered by the Board or a committee appointed by the Board (the “Administrator”). The Administrator has broad discretion to determine the terms and conditions of awards, including the number of shares subject to each award, vesting schedules and exercise prices.

Exercise Price. The exercise price of ISOs must be at least 100% of the fair market value of the Common Stock on the date of grant (110% for participants who own more than 10% of the Company’s voting stock). The exercise price of NQSOs and SARs must be at least 100% of fair market value on the date of grant.

Share Recycling. Shares subject to awards that expire, are forfeited, cancelled or settled in cash, or shares withheld for tax withholding, will again become available for issuance under the Plan.

Change in Control. The Plan includes provisions addressing the treatment of outstanding awards upon a change in control of the Company, including potential acceleration of vesting.

Clawback. Awards under the Plan are subject to the Company’s executive compensation recoupment policy adopted in accordance with Exchange Act Rule 10D-1 and Nasdaq listing standards.

Purpose of the 2026 Plan

The purpose of the 2026 Plan is to provide equity-based awards to eligible employees, directors, consultants and other service providers, as applicable. The Board believes that the ability to grant equity-based awards would help the Company attract, retain and motivate personnel and align their interests with those of shareholders.

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Effect of the 2026 Plan

The issuance of shares under the Plan could dilute the ownership percentage, voting power and economic interests of existing shareholders. The full text of the 2026 Nocera, Inc. Equity Compensation Plan is attached to this Proxy Statement as Appendix B. Shareholders are urged to read the 2026 Plan in its entirety. Approval would not, by itself, result in the immediate issuance of any shares or guarantee that any particular award will be granted.

If shareholders approve this proposal, the 2026 Plan will become effective and the 2018 Plan will be discontinued. The Company will file a registration statement on Form S-8 covering the authorized shares and issue awards in accordance with the 2026 Plan and applicable law. The Board may determine not to proceed with the authorization if it determines that doing so is not in the best interests of the Company or its shareholders.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE 2026 NOCERA, INC. EQUITY COMPENSATION PLAN UNDER PROPOSAL No. 6.

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PROPOSAL No. 7: APPROVAL OF REVERSE STOCK SPLIT

In January 2026, shareholders approved a prior authorization for the Board to effect a reverse stock split. That authorization was fully consumed when the Board effected a 1-for-30 reverse stock split of the Company’s Common Stock, effective July 6, 2026. The Board is now asking shareholders to approve a new authorization to effect one or more reverse stock splits during the one-year period following shareholder approval.

The proposed amendment would authorize the Board, in its discretion, to effect one or more reverse stock splits at ratios ranging from not less than one-for-five (1:5) to not greater than one-for-one-hundred (1:100) during the authorization period. The Board could select the timing and ratio of each split, provided that the cumulative ratio of all reverse stock splits effected under this authorization does not exceed one-for-one-hundred (1:100).

Purpose of the Reverse Stock Split

The primary purpose of the proposed reverse stock split authorization is to increase the per-share trading price of our Common Stock to help the Company maintain compliance with the Nasdaq Capital Market’s continued listing requirements, including the minimum bid-price requirement under Nasdaq Listing Rule 5550(a)(2). The Board believes that retaining the ability to effect a reverse stock split during the authorization period would provide flexibility to respond to market conditions and any future listing deficiency.

Implementation and Effect of the Reverse Stock Split

If shareholders approve this proposal, the Board may select one or more ratios and effective dates within the approved range and may elect not to proceed with any split. Any split would be effected by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada. The Board may abandon the authorization before filing any applicable amendment if it determines that implementation is no longer in the best interests of the Company or its shareholders.

Except for adjustments resulting from the treatment of fractional shares, each shareholder would hold the same percentage of outstanding Common Stock immediately after a reverse stock split as immediately before that split. Following the July 6, 2026 1-for-30 reverse stock split, approximately 1,549,956 shares were outstanding immediately after the split; the number outstanding as of the Record Date will be [*] shares. A reverse stock split would not by itself change the par value of the Common Stock, although the final amendment and any related adjustments remain subject to confirmation.

The Board, in its discretion, may elect not to proceed with any reverse stock split at any time before filing the applicable Certificate of Amendment. The Company cannot assure shareholders that any reverse stock split will enable it to maintain or regain compliance with Nasdaq’s continued listing requirements.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT AUTHORIZATION UNDER PROPOSAL No. 7.

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PROPOSAL No. 8: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE EQUITY PURCHASE FACILITY AGREEMENT

On May 22, 2026, we entered into an Equity Purchase Facility Agreement (the “EPFA”) with an institutional investor (the “Investor”), pursuant to which the Company has the right, but not the obligation, to issue and sell to the Investor, from time to time during a 24-month commitment period, up to $100,000,000 in aggregate amount of newly issued shares of Common Stock, subject to the terms and conditions set forth therein.

Subject to the terms and conditions of the EPFA, the Company, in its sole discretion, may from time to time deliver an advance notice directing the Investor to purchase a specified amount of shares of Common Stock (the “Advance Shares”) at certain agreed upon pricing mechanisms based on the volume weighted average price of our Common Stock during applicable pricing periods, subject to a discount. There are no mandatory minimum amounts for each advance or non-usage fees for not initiating advances.

The EPFA contains certain limitations on advances, including (i) a beneficial ownership limitation restricting the Investor from owning more than 4.99% (or 9.99% upon election) of our outstanding Common Stock, (ii) unless and until we obtain stockholder approval, an exchange cap limiting issuances to 19.99% of the outstanding Common Stock as of the date of the EPFA (the “Exchange Cap”), and (iii) a registration limitation providing that no advance may exceed the amount registered under the then-effective registration statement.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required before the issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the pre-transaction outstanding shares at a price below the Nasdaq Minimum Price. Because the purchase price of the Advance Shares under the EPFA may result in issuances at a price below the Nasdaq Minimum Price, and because the number of shares issuable may equal or exceed 20% of our currently outstanding Common Stock, we are seeking shareholder approval to permit such issuances in compliance with Nasdaq rules and to remove the Exchange Cap.

If shareholders approve this proposal, we will be authorized to issue Advance Shares in accordance with the terms of the EPFA in excess of 19.99% of our outstanding Common Stock as of the date of the EPFA, even if the purchase price is below the Nasdaq Minimum Price. Approval will not, by itself, result in any immediate issuance of shares.

If shareholder approval is not obtained, issuances in excess of 19.99% of the issued and outstanding shares of Common Stock as of May 22, 2026 will not be permitted under the EPFA, which could limit our ability to access the full $100,000,000 commitment amount and restrict our future financing flexibility.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” this proposal, and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE EQUITY PURCHASE FACILITY AGREEMENT UNDER PROPOSAL No. 8.

33

PROPOSAL No. 9: OTHER BUSINESS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

34

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We are required to describe any transaction, since the beginning of our 2025 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years, with a related person. A related person under Item 404 of Regulation S-K includes:

1.	any director or executive officer of the Company;

2.	any immediate family member of a director or executive officer of the Company, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; or

3.	a beneficial owner of more than 5% of our common stock at the time of the transaction or immediate family member of such shareholder.

We have no transactions with any related persons that meet the financial threshold for disclosure stated above.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board currently has five members: Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng. Our Board has determined that Yiwen Zhang, Sean Filson and Hui-Ying Zhuang are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

35

SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a shareholder and for nominations to be properly brought before a special meeting by a shareholder, the shareholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than the 120th calendar day prior to the date of the release of this Proxy Statement to shareholders in connection with the Annual Meeting, or [*], 2027; provided that in the event that the date of the 2027 annual meeting is more than 30 days from the Annual Meeting anniversary date, notice by the shareholder to be timely must be so delivered within a reasonable time before the Company begins to print and send its proxy materials. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The notice must be provided by a shareholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the Annual Meeting, or [*], 2027, or if the date of the meeting has changed by more than 30 days from the Annual Meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2027 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2027 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

36

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on April 15, 2026, and subsequently amended on April 21, 2026, and August 28, 2026, is available to shareholders without charge upon written request directed to our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221 or by phone at (886)-910-163-358. The Company makes available free of charge on or through its website, www.nocera.company, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Shareholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Shareholders will be held virtually via the internet at www.mountainsharetransfer.com/ncra on December 3, 2026, at 12:00 p.m., Eastern Time.

37

Nocera, Inc. Notice of Annual Shareholders Meeting

Shareholder ID:	Control ID:

Date: December 3, 2026	Time: 12:00 p.m. Eastern Time
Location: Virtually online via. Zoom Teleconference, the link is as follows: https://mountainsharetransfer.com/ncra

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. THE PROXY STATEMENT IS AVAILABLE AT: WWW.MOUNTAINSHARETRANSFER.COM/NCRA

If you want to receive a paper copy of the proxy materials, you must request one. There is no charge for requesting a copy. To facilitate timely delivery, please make the request as instructed below before November 19, 2026.

How to Request Paper Copies of the Proxy Materials:

Facsimile	Internet	Email
Fax this letter to (404) 816-8830	www.mountainsharetransfer.com/ncra Follow the on-screen instructions	vote@mountainsharetransfer.com Include your Shareholder ID

How to Vote (you may vote until 5:00p.m. Eastern Time on December 2, 2026):

1.	By Internet: Please visit www.mountainsharetransfer.com/NCRA
2.	By Facsimile: Please fax a signed Proxy Card to (404) 816-8830
3.	By Email: Please email a copy of a signed Proxy Card to: vote@mountainsharetransfer.com
4.	By Mail: mark, sign and date your proxy card and return it in the postage-paid envelope provided or to Mountain Share Transfer, LLC. c/o 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339. The signed proxy card must be received prior to the Annual Meeting.

VOTING ITEMS:

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:	01) Andy Ching-An Jin	02) Sean Filson	03) Hui-Ying Zhuang
	04) Yiwen Zhang	05) Song-Yuan Teng

The Board of Directors recommends that you vote FOR the following proposals:

2.	Approval of an amendment to the Company’s Articles of Incorporation to increase authorized shares of Common Stock from 66,666,667 to 2,000,000,000.

3.	Ratification of the appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026.

4.	Approval of Share Issuance Authorization (50% aggregate / 20% per-transaction) for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a).

5.	Approval of New Class A-D Warrants to replace prior warrants that expired and lapsed.

6.	Approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan, authorizing 3,000,000 shares of Common Stock for issuance thereunder, to replace the 2018 Stock Option and Award Incentive Plan.

7.	Approval of one or more reverse stock splits of the Common Stock at ratios ranging from 1:5 to 1:100, with a cumulative ratio not to exceed 1:100.

8.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of our Common Stock pursuant to the Equity Purchase Facility Agreement, dated as of May 22, 2026, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

9.	Other Business (if properly presented at the Annual Meeting).

Pursuant to Securities Exchange Commission (SEC) rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Please follow the instructions above to view the materials and vote or request printed copies.

The Board has fixed the close of business on October 16, 2026 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting, or any postponement or adjournment of the meeting.

Nocera, Inc.

2026 Proxy Card

The undersigned hereby appoints Andy Jin as attorney and proxy for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Nocera, Inc., a Nevada corporation, held of record by the undersigned on October 16, 2026, at the Annual Meeting of the Shareholders to be held on December 3, 2026, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7 and 8, and in the discretion of the proxy holders as to Proposal 9 and such other matters as may properly come before the meeting.

☒ Please mark the votes as in this example.

The Board of Directors Recommends that you vote FOR all directors listed in

Proposal 1 and vote FOR Proposals 2, 3, 4, 5, 6, 7 & 8. Proposal 9 and other properly presented matters will be voted in the proxy holders’ discretion.

Proposal #	Description	FOR	Against	Abstain
1.	Election of Directors

Nominees Include:
• Andy Ching-An Jin
• Sean Filson
• Hui-Ying Zhuang
• Yiwen Zhang
• Song-Yuan Teng

2.	Approval of an amendment to the Company’s Articles of Incorporation to increase authorized shares of Common Stock from 66,666,667 to 2,000,000,000.

3.	Ratification of the appointment of SFAI Malaysia PLT as the independent auditor of the Company for the fiscal year ending December 31, 2026.

4.	Approval of Share Issuance Authorization (50% aggregate / 20% per-transaction) for merger/acquisition transactions pursuant to Nasdaq Listing Rule 5635(a).

5.	Approval of New Class A-D Warrants to replace prior warrants that expired and lapsed.

6.	Approval and adoption of the 2026 Nocera, Inc. Equity Compensation Plan, authorizing 3,000,000 shares of Common Stock for issuance thereunder, to replace the 2018 Stock Option and Award Incentive Plan.

7.	Approval of one or more reverse stock splits of the Common Stock at ratios ranging from 1:5 to 1:100, with a cumulative ratio not to exceed 1:100.

8.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of our Common Stock pursuant to the Equity Purchase Facility Agreement, dated as of May 22, 2026, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

9.	Other Business (if properly presented at the Annual Meeting).

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

_____________________________________ (signature) ____________________________________ (printed name) Date: ____________________________	_____________________________________ (signature) - Joint Owner _____________________________________ (printed name) Date: ____________________________

Account #:	Control ID:

ID: _________________________	Shares Voted: _________________________

Please print your name clearly. If we cannot read your name, we cannot record your vote.

APPENDIX A

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NOCERA, INC.

Nocera, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Nocera, Inc.

2. The original Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on November 21, 2002, and the Amended and Restated Articles of Incorporation were filed on December 29, 2017, as further amended from time to time (the “Articles of Incorporation”).

3. Article III of the Articles of Incorporation is hereby amended to read in its entirety as follows:

“ARTICLE III

The total number of shares of capital stock that the Corporation is authorized to issue is Two Billion Ten Million (2,010,000,000) shares, consisting of (i) Two Billion (2,000,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

4. This Certificate of Amendment was approved by the Board of Directors of the Corporation and adopted by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon in accordance with Section 78.390 of the Nevada Revised Statutes.

5. This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of __________, 2026.

NOCERA, INC.

By: ___________________________

Name: Andy Ching-An Jin

Title: Chief Executive Officer

A-1

APPENDIX B

2026 NOCERA, INC.

EQUITY COMPENSATION PLAN

SECTION 1: GENERAL PURPOSE OF PLAN

The name of this plan is the NOCERA, INC. EQUITY COMPENSATION PLAN (the “Plan”). The purpose of the Plan is to enable NOCERA, INC., a Nevada corporation (the “Company”), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives, including through Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, and Other Stock-Based Awards, which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Administrator” shall have the meaning as set forth in Section 3, hereof.

“Applicable Law” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are or will be granted under the Plan.

“Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit, Stock Appreciation Right, or Other Stock-Based Award granted under this Plan.

“Award Agreement” means the written or electronic agreement between the Company and a Participant evidencing the grant of an Award, including any Stock Option Agreement, Restricted Stock Unit Agreement, or other instrument prescribed by the Administrator.

“Board” means the Board of Directors of the Company.

“Cause” means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Award Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

B-1

“Change in Control” shall mean:

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

“Clawback Policy” means the Company’s compensation recovery policy adopted November 29, 2023, as amended from time to time, in compliance with Rule 10D-1 under the Exchange Act and the applicable Nasdaq listing standards, or any successor policy.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of the Board designated by the Board to administer the Plan.

“Company” means NOCERA, INC., a corporation organized under the laws of the State of Nevada (or any successor corporation).

“Consultant” means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

“Date of Grant” means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

“Director” means a member of the Board.

B-2

“Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

“Eligible Person” means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

“Employee” shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

“Exercise Price” shall have the meaning set forth in Section 6.3 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq Stock Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

“ISO” means a Stock Option intended to qualify as an “incentive stock option” as that term is defined in Section 422(b) of the Code.

“Non-Employee Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

“Non-Qualified Stock Option” means a Stock Option not described in Section 422(b) of the Code.

“Optionee” means a Participant who is granted a Stock Option pursuant to the Plan.

“Other Stock-Based Award” means an Award granted pursuant to Section 10 of the Plan.

“Outside Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

B-3

“Participant” means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Awards.

“Plan” means this NOCERA, INC. EQUITY COMPENSATION PLAN, as the same may be amended or supplemented from time to time.

“Restricted Stock Award” means an Award of shares of Stock granted pursuant to Section 7 of the Plan, subject to such restrictions and conditions as the Administrator may determine.

“Restricted Stock Unit” or “RSU” means an Award granted pursuant to Section 8 of the Plan representing the right to receive shares of Stock (or the cash equivalent) upon satisfaction of vesting or other conditions.

“Rights” means Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Other Stock-Based Awards, or any combination thereof granted under this Plan.

“Service” shall mean service as an Employee, Director or Consultant.

“Stock” means Common Stock of the Company.

“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 9 of the Plan representing the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price.

“Stock Option” or “Option” means an option to purchase shares of Stock granted pursuant to Section 6.

“Stock Option Agreement” shall have the meaning set forth in Section 6.1.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Ten Percent Stockholder” means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

B-4

SECTION 3: ADMINISTRATION

3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the “Administrator”).

3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Restricted Stock Awards, (iii) Restricted Stock Units, (iv) Stock Appreciation Rights, (v) Other Stock-Based Awards, or (vi) any combination of the foregoing.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Awards shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Award; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; to determine the type and terms of each Award; (viii) to prescribe the terms and conditions of each Award, including, without limitation, the Exercise Price, grant price, purchase price, and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant; (ix) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the Exercise Price or other terms of an Award, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan; and (xiii) Notwithstanding anything in this Plan to the contrary, without the approval of the Company’s stockholders, the Administrator shall not reduce the Exercise Price of any outstanding Stock Option or SAR, cancel any outstanding Stock Option or SAR in exchange for a new Award with a lower Exercise Price or grant price, or take any other action that would be treated as a repricing under the rules of the principal stock exchange on which the Stock is listed.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. All members of the Committee shall satisfy the independence requirements of the principal stock exchange on which the Stock is listed.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

B-5

SECTION 4: STOCK SUBJECT TO THE PLAN

4.1 Stock Subject to the Plan. Subject to adjustment as provided in Section 12, Three Million (3,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2 Basic Limitation. The number of shares that are subject to Awards under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

4.3 Additional Shares. Shares subject to an Award that expires, is forfeited, cancelled, or terminates without having been exercised or settled in full, or is settled in cash, shall again be available for issuance under the Plan. Shares withheld or tendered to satisfy tax withholding obligations or to pay the Exercise Price of a Stock Option shall not again be available for issuance under the Plan. The maximum number of shares that may be withheld from any Award to satisfy federal, state, or local tax withholding requirements upon exercise, vesting, or settlement of an Award shall not exceed the number of shares having a Fair Market Value equal to the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid adverse accounting treatment).

SECTION 5: ELIGIBILITY

Eligible Persons who are selected by the Administrator shall be eligible to be granted Awards hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

6.1 Award Agreement. Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each Award Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12, hereof. The Award Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

6.3 Exercise Price.

6.3.1 In General. Each Award Agreement shall state the price at which shares subject to the Stock Option may be purchased (the “Exercise Price”), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 11 hereof.

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6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

6.5 Exercisability. Each Award Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Award Agreement shall be determined by the Administrator, in its sole discretion.

6.6 Term. The Award Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Award Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option. The foregoing notwithstanding, no modification of an Option shall, without the approval of the Company’s stockholders, reduce the Exercise Price of such Option below the Fair Market Value of the Stock on the original Date of Grant.

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SECTION 7: RESTRICTED STOCK AWARDS

7.1 Restricted Stock Award Agreement. Each grant of a Restricted Stock Award under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Restricted Stock Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate.

7.2 Terms and Conditions. The Administrator shall determine the number of shares of Stock subject to each Restricted Stock Award, the period or periods during which such shares are subject to forfeiture (the “Restriction Period”), the conditions to vesting (which may include continued Service, achievement of performance goals, or both), and such other terms as the Administrator may establish.

7.3 Custody and Restrictions on Transfer. During the Restriction Period, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered. The Administrator may require that certificates representing shares of Restricted Stock be held by the Company or that shares be held in book-entry form subject to the Company’s instructions until the applicable restrictions lapse.

7.4 Rights as Stockholder. Except as otherwise provided in the Award Agreement, a Participant holding a Restricted Stock Award shall have all of the rights of a stockholder with respect to the shares subject to such Award, including the right to vote such shares and to receive dividends; provided, however, that the Administrator may require that any dividends paid on shares of Restricted Stock during the Restriction Period be held by the Company and delivered to the Participant only upon the lapse of the applicable restrictions.

SECTION 8: RESTRICTED STOCK UNITS

8.1 RSU Award Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company.

8.2 Terms and Conditions. The Administrator shall determine the number of Restricted Stock Units subject to each Award, the vesting conditions (which may include continued Service, achievement of performance goals, or both), the form of settlement (shares of Stock, cash, or a combination thereof), and such other terms as the Administrator may establish.

8.3 Settlement. Upon satisfaction of the applicable vesting conditions, Restricted Stock Units shall be settled by delivery of shares of Stock (or cash equal to the Fair Market Value of such shares) within the time period specified in the Award Agreement, subject to Section 409A of the Code.

8.4 No Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to shares subject to Restricted Stock Units until such shares are actually delivered to the Participant upon settlement of the Award.

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SECTION 9: STOCK APPRECIATION RIGHTS

9.1 SAR Agreement. Each grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award Agreement.

9.2 Terms and Conditions. The Administrator shall determine the number of shares of Stock subject to each SAR, the grant price (which shall not be less than 100% of the Fair Market Value of the Stock on the Date of Grant), the vesting schedule, the term (not to exceed ten years), and such other terms as the Administrator may establish.

9.3 Exercise and Settlement. Upon exercise, a SAR shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price, multiplied by the number of shares as to which the SAR is exercised. Payment may be made in shares of Stock, cash, or a combination thereof, as determined by the Administrator.

SECTION 10: OTHER STOCK-BASED AWARDS

10.1 Generally. The Administrator may grant other Awards that are denominated in, valued by reference to, or otherwise based on or related to shares of Stock, including without limitation stock bonus awards, dividend equivalent rights, and Awards valued by reference to the value of securities of or the performance of a Subsidiary, Parent, or business unit. The Administrator shall determine the terms and conditions of such Awards.

SECTION 11: PAYMENT; RESTRICTIONS

11.1 General Rule. The entire Exercise Price or other amount payable for shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Exercise Price or other amount payable for the number of shares being purchased or delivered, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “cashless exercise”), (ii) in the case of an Option or a grant of Stock, by paying all or a portion of the Exercise Price or other amount payable for the number of shares being purchased or delivered by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price or other amount payable for the Stock with respect to which such Option or Award is thereby exercised or settled (a “stock-for-stock exercise”) or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an “attestation exercise”).

11.2 Withholding Payment. The Exercise Price or other amount payable for an Award shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise, vesting or settlement of an Award. The Participant may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) by paying all or a portion of the tax withholding for the number of shares being purchased or delivered by withholding shares from any transfer or payment to the Participant (“Stock withholding”); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise, vesting or settlement of an Award and transferred by the Participant to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan.

The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the maximum individual statutory tax rate in the applicable jurisdiction.

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11.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

11.4 Exercise/Pledge. To the extent that an Award Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

11.5 Written Notice. The Participant shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the Participant (or to the Participant’s designee) a certificate for the number of shares of Common Stock being exercised, purchased, or delivered or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

11.6 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Awards, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

11.6.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a “Permitted Transferee”). For purposes of this Section 11.6.1, “immediate family” shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

11.6.2 Conditions of Permitted Transfer. A transfer permitted under this Section 11.6 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

11.7 Net Share Withholding. The Administrator may permit or require a Participant to satisfy tax withholding obligations by having the Company withhold shares of Stock otherwise deliverable upon exercise, vesting, or settlement of an Award, with the number of shares so withheld not to exceed the number of shares having a Fair Market Value equal to the maximum individual statutory tax rate in the applicable jurisdiction.

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SECTION 12: ADJUSTMENTS

12.1 Effect of Certain Changes.

12.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock then (i) the number of shares of Stock available for Awards, (ii) the number of shares of Stock covered by outstanding Awards, and (iii) the Exercise Price, grant price, or other applicable terms of any Award, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

12.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Company Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Administrator may, to the extent permitted by applicable law and in its sole discretion, provide for one or more of the following: (i) the continuation of outstanding Awards by the Company; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of Awards with substantially the same terms for such outstanding Awards; (iv) the accelerated vesting or exercisability of any outstanding Awards; (v) the cash-out or other settlement of outstanding Awards for cash, securities, or other property, including without limitation a payment equal to the value of the Award; or (vi) the cancellation of such outstanding Awards without payment of any consideration, provided that, if such Awards would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the applicable Award Agreement.

12.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be “Stock” within the meaning of the Plan.

12.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

12.3 No Other Rights. Except as hereinbefore expressly provided in this Section 12, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 12.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 12, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

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SECTION 13: AMENDMENT AND TERMINATION

The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

SECTION 14: GENERAL PROVISIONS

14.1 General Restrictions.

14.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

14.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 12.1, hereof.

14.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

14.4 Regulatory Matters. Each Award Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

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14.5 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.

14.6 Delivery. Upon exercise, vesting, or settlement of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

14.7 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.8 Section 409A Compliance. It is intended that Awards granted under this Plan shall be exempt from or comply with Section 409A of the Code. The Plan and all Award Agreements shall be interpreted and administered in a manner consistent with this intent. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A.

14.9 Clawback/Recoupment. All Awards granted under this Plan shall be subject to the Clawback Policy adopted by the Company on November 29, 2023, as amended from time to time, in compliance with Rule 10D-1 under the Exchange Act and the applicable listing standards of the Nasdaq Stock Market, and to any other clawback, recovery, or recoupment policy adopted by the Company or as required by Applicable Law. By accepting an Award, each Participant agrees and consents to the Company’s application, implementation, and enforcement of any such policy.

14.10 Form S-8 Registration. The Company intends to file one or more registration statements on Form S-8 with the Securities and Exchange Commission to register the shares of Stock issuable under the Plan. The Company shall have no obligation to file any such registration statement, however, and the inability to register shares shall not affect the validity of the Plan.

14.11 Electronic Administration. The Administrator may establish procedures for the electronic delivery of Award Agreements, proxy materials, annual reports, and other communications relating to the Plan, and for electronic acceptance of Award Agreements and elections by Participants.

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SECTION 15: EFFECTIVE DATE OF PLAN

The effective date of this Plan is December 31, 2026. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Awards that have already occurred shall be rescinded, and no additional grants shall be made thereafter under the Plan.

SECTION 16: TERM OF PLAN

The Plan shall terminate automatically on December 31, 2036, but no later than the tenth (10th) anniversary of the effective date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 13 hereof.

SECTION 17: EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of [*], 2026.

NOCERA, INC.

By: __________________________________________

Name: __________________________ Title: __________________________

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STOCK OPTION AGREEMENT

NOCERA, INC.

EQUITY COMPENSATION PLAN

Notice Of Stock Option Grant

You have been granted the following option to purchase Common Stock of NOCERA, INC. (the “Company”):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company's authorized representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the NOCERA, INC. EQUITY COMPENSATION PLAN and the STOCK OPTION AGREEMENT, both of which are attached hereto and are incorporated herein by reference. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:	NOCERA, INC.
By: ______________________________	By: ______________________________
Name:	______________________________
Title: ________________________

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ANNEX I

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

NOCERA, INC.

EQUITY COMPENSATION PLAN:

STOCK OPTION AGREEMENT

SECTION 1: GRANT OF OPTION

1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the “Agreement”) is attached (the “Notice of Stock Option Grant”) and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the “Optionee”) the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the “Exercise Price”) the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the NOCERA, INC. EQUITY COMPENSATION PLAN, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option, or (ii) the first day of the Optionee's Service) and as amended from time to time (the “Plan”), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

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SECTION 2: RIGHT TO EXERCISE

2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

2.2 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock

Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

2.3 Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a “Permitted Transferee”). For purposes of this Section 3, “immediate family” shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which agreement shall be submitted to and approved by the Administrator before the transfer.

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SECTION 4: EXERCISE PROCEDURES

4.1 Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 10.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option, and shall provide to the Company his/her/its social security number or employment identification number.

SECTION 5: PAYMENT FOR STOCK

5.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or cashier's check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

5.1.1 Cashless Exercise. Provided the Company's Common Stock is publicly traded, a copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option (“Cashless Exercise”);

5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the “Purchase Price”) or the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised (“Stock-for-Stock Exercise”); or

5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares (“Attestation Exercise”).

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5.2 Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee (“Stock withholding”); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and shall be held in the possession of the Company until the promissory note is repaid in full. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 6: TERM AND EXPIRATION

6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

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6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the “Control Sellers”) enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a “Non-Control Seller”) to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

SECTION 7: LEGALITY OF INITIAL ISSUANCE

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

7.1 It and the Optionee have taken any actions required to register the Shares, provided the Stock is publicly traded, under the Securities Act of 1933, as amended (the “Securities Act”), or to perfect an exemption from the registration requirements thereof;

7.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

7.3 Any other applicable provision of state or federal law has been satisfied.

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SECTION 8: NO REGISTRATION RIGHTS

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9: RESTRICTIONS ON TRANSFER

9.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

9.2 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a “Public Offering”), the Optionee shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

9.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

9.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

9.5 Legends. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

9.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

9.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

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SECTION 10: MISCELLANEOUS PROVISIONS

10.1 Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

10.2 Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

10.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

10.4 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

NOCERA, INC.

Attn: __________________________

3F, No. 1, Ln. 3, Jihu Rd., Neihu Dist.

Taipei City 114065, Taiwan

10.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

10.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS NEVADA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

10.7 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, “attorneys' fees” shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to “reasonable attorneys' fees” as defined in any statute or rule of court.

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EXHIBIT A

TO

NOCERA, INC.

EQUITY COMPENSATION PLAN:

STOCK OPTION AGREEMENT

ANNEX I

NOTICE OF EXERCISE

(To be signed only upon exercise of the Option)

NOCERA, INC.

Attn: __________________________

3F, No. 1, Ln. 3, Jihu Rd., Neihu Dist.

Taipei City 114065, Taiwan

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the rights represented by the Option and to purchase thereunder __________* shares of Common Stock of NOCERA, INC. (the “Company”), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.

Dated:

------------------------------

NOTICE: YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)

--------------------------------------------------------------

--------------------------------------------------------------

(Please Print Name)

--------------------------------------------------------------

--------------------------------------------------------------

(Address)

* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

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RSU AWARD AGREEMENT

NOCERA, INC.

EQUITY COMPENSATION PLAN

NOTICE OF RSU GRANT

Name of Participant: ______________________________

Number of Restricted Stock Units: ______________________________

Date of Grant: ______________________________

Vesting Schedule: ______________________________

Settlement Date: ______________________________

By signing below, the Participant and the Company agree that the Restricted Stock Units described above are granted under and governed by the terms and conditions of the NOCERA, INC. EQUITY COMPENSATION PLAN (the “Plan”) and this RSU Award Agreement (the “Agreement”), each of which is incorporated herein by reference.

1. Grant. The Company grants to the Participant the number of Restricted Stock Units specified in the Notice of RSU Grant, subject to the terms of the Plan and this Agreement.

2. Vesting. The Restricted Stock Units shall vest according to the Vesting Schedule specified in the Notice of RSU Grant, subject to the Participant’s continued Service and any other vesting conditions stated in the Notice or established by the Administrator. Unvested Restricted Stock Units shall be forfeited upon termination of the Participant’s Service unless otherwise provided by the Administrator.

3. Settlement. Upon satisfaction of the applicable vesting conditions, the Company shall settle the vested Restricted Stock Units by delivering shares of Stock, cash equal to the Fair Market Value of such shares, or a combination thereof, as determined by the Administrator, on or as soon as practicable after the Settlement Date and in all events in a manner intended to comply with Section 409A of the Code.

4. Withholding. The Participant shall make arrangements satisfactory to the Company for payment of all applicable federal, state, local, or foreign taxes required to be withheld in connection with the vesting or settlement of the Restricted Stock Units. The Company may withhold shares otherwise deliverable upon settlement in accordance with the Plan.

5. No Transfer. The Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as permitted by the Plan or the Administrator.

6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

7. Attorneys’ Fees. In the event of any action, suit, or proceeding arising from a breach of this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including attorneys’ fees, from the other party.

8. Entire Agreement. The Notice of RSU Grant, this Agreement, and the Plan constitute the entire agreement between the parties concerning the Restricted Stock Units and supersede all prior agreements and understandings concerning those Restricted Stock Units.

PARTICIPANT: ______________________________

Name: ______________________________

NOCERA, INC.

By: ______________________________

Name: ______________________________ Title: ______________________________

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FORM OF RESOLUTIONS FOR OPTION GRANTS

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

NOCERA, INC.

As of ______________, 20__

The undersigned directors, constituting the entire board of directors (the “Board”) of NOCERA, INC., a Nevada Corporation (the “Company”), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Nevada and the Company's Bylaws.

WHEREAS, the Company previously adopted the NOCERA, INC. EQUITY COMPENSATION PLAN (the “Plan”), and has delegated the responsibility to administer the Plan to the Board;

WHEREAS, Three Million (3,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, _____________ shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this Company and its stockholders to provide, under the Plan, equity incentives to those employees, directors and/or consultants of the Company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which is attached hereto and incorporated herein by reference, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the “Option”) to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an ISO (as such terms are defined in the Plan) as specified in Exhibit A;

RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions and other terms, if any, set forth in such stock option agreements;

RESOLVED FURTHER, that the Options shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Nevada Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:

______________________________, Director

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EXHIBIT A

TO

FORM OF RESOLUTIONS FOR OPTION GRANTS

Stock Option Grant Information

Name	No. Shares	ISO or NQSO	Exercise Price*	Vesting Schedule

* In the case of an ISO, the per share exercise price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant. In the case of a NQSO, the per share exercise price must be at least 85% of the Fair Market Value of the underlying share as of the date of grant.

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